Exhibit (16)

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Jane Trust, Thomas C. Mandia, Rosemary Emmens, Marc De Oliveira, Angela Velez and Tara Gormel, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Partners Equity Trust (the “Trust”), a registration statement on Form N-14 and any and all amendments thereto (including post-effective amendments) with respect to shares of beneficial interest of BrandywineGLOBAL – Corporate Credit Fund and BrandywineGLOBAL – High Yield Fund, each a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and to file the same, with all exhibits thereto, and all other documents in connection therewith granting unto each said attorney-in-fact and agent, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitutes may lawfully do or cause to be done by virtue hereof.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

As to each of the undersigned, this Power of Attorney shall be valid from the date first mentioned above until revoked by such individual.

WITNESS our hands on the date set forth below.

[Signature page to follow]

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.

/s/ Paul R. Ades	Trustee	March 1, 2021
Paul R. Ades

/s/ Andrew L. Breech	Trustee	March 1, 2021
Andrew L. Breech

/s/ Althea Duersten	Trustee	March 1, 2021
Althea Duersten

/s/ Stephen R. Gross	Trustee	March 1, 2021
Stephen R. Gross

/s/ Susan Heilbron	Trustee	March 1, 2021
Susan Heilbron

/s/ Howard Johnson	Trustee	March 1, 2021
Howard Johnson

/s/ Jerome H. Miller	Trustee	March 4, 2021
Jerome H. Miller

/s/ Kenneth Miller	Trustee	February 28, 2021
Kenneth Miller

/s/ Thomas F. Schlafly	Trustee	March 4, 2021
Thomas F. Schlafly

POWER OF ATTORNEY

The undersigned, Jane E. Trust, hereby constitutes and appoints Christopher Berarducci, Thomas C. Mandia, Rosemary Emmens, Marc De Oliveira, Angela Velez and Tara E. Gormel, and each of them, his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, for the purpose of executing in her name, in her capacity as a Trustee and/or as an officer of Legg Mason Partners Equity Trust (the “Trust”), a registration statement on Form N-14 and any and all amendments thereto (including post-effective amendments) with respect to shares of beneficial interest of BrandywineGLOBAL – Corporate Credit Fund and BrandywineGLOBAL – High Yield Fund, each a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and to file the same, with all exhibits thereto, and all other documents in connection therewith granting unto each said attorney-in-fact and agent, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitutes may lawfully do or cause to be done by virtue hereof.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by me.

WITNESS my hand on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the undersigned as of the date indicated.

/s/ Jane E. Trust	March 1, 2021
Jane E. Trust

POWER OF ATTORNEY

The undersigned, Christopher Berarducci, hereby constitutes and appoints Robert DuCharme and Lisa Carucci, and each of them, his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, for the purpose of executing in his name, in his capacity as Principal Financial Officer and/or as any other officer of Legg Mason Partners Equity Trust (the “Trust”), a registration statement on Form N-14 and any and all amendments thereto (including post-effective amendments) with respect to shares of beneficial interest of BrandywineGLOBAL – Corporate Credit Fund and BrandywineGLOBAL – High Yield Fund, each a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and to file the same, with all exhibits thereto, and all other documents in connection therewith granting unto each said attorney-in-fact and agent, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitutes may lawfully do or cause to be done by virtue hereof.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by me.

WITNESS my hand on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the undersigned as of the date indicated.

/s/ Christopher Berarducci	March 1, 2021
Christopher Berarducci